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ENOVIX CORPORATION

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Enovix Shareholder Presentation Enovix Compensation Committee June 10, 2025 Confidential │ ©2025 ENOVIX

Safe Harbor Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding our ability to build and scale our advanced silicon-anode lithium-ion battery; our production and commercialization plans, strategy and product development roadmap, including the readiness, performance, timing and customer qualification of EX-1M, EX-2M, EX-3M, EX-4M and other battery nodes; our ability to meet milestones and deliver on our objectives and expectations; our ability to maintain a competitive advantage over other participants in the lithium-ion battery industry; estimates relating to various addressable markets; projected advantages and capabilities of our batteries, including our architecture- first approach, patented manufacturing processes and BrakeFlow Technology , the suitability of our cell architecture for electric vehicles (“EVs”); our strategy and ability to scale our manufacturing; our ability to leverage our expanded global footprint to support our manufacturing and R&D activities; our projected scale-up timeline for battery production, sampling and smartphone launches, including target smartphone production line unit economics; market opportunities and the expansion of our customer base in the smartphone, IoT, EV and defense markets; our estimated demand for greater energy density by smartphone OEMs and the smart eyewear market, the suitability of our batteries to address this demand, and the impact of artificial intelligence (“AI”) on the foregoing, including AI’s impact on the development of augmented reality (“AR”); and our ability to meet the expectations of potential and existing customers. For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the Risk Factors sections of our annual report on Form 10-K and quarterly reports on Form 10-Q and other documents that we have filed, or will file, with the SEC. The financial results presented are preliminary and based on information known by management as of the date of this presentation; final financial results will be included in the Company's Form 10-Q for the fiscal quarter ended March 30, 2025. Any forward-looking statements made in this presentation speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Confidential │ ©2025 ENOVIX 2

ENOVIX

At a Glance



Headquartered
Fremont, CA

18 Years
Founded November 2006

400+ Patents

560+ Employees

$23.1 million
In Revenue in 2024



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2
3
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1 **Fremont, CA, USA**
- Corporate HQ/Center for Innovation
- Process Engineering
- Materials Research
- Automotive R&D

2 **Hyderabad, India**
- R&D
- AI/ML Modeling to Support Materials Research

3 **Penang, Malaysia**
- High-Volume Manufacturing
- Space for Four Gen2 Production Lines
- Agility Line for Customer Qual
- R&D and Process Engineering

4 **Nonsan City, South Korea**
- Electrode Coating and Battery Production
- Three Factories
- Multiple battery production and coating lines

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An Advanced Silicon Battery Company

Innovative Product Architecture

Patented design and manufacturing process for 100% Active Silicon Anode

Step-Change Increase in Battery Capacity while meeting Cycle Life and Charge Rate Requirements



Established Manufacturing Capability

Patented Laser Patterning and Electrode Stacking Processes developed at Fab1 in Silicon Valley

Fab2 in Malaysia opened in 2024 with the Agility line, first high-volume (HVM) line, and capacity for 3 additional HVM lines.



Customers in Mobile, IoT, EV and Defense Markets

Contracts with OEM leaders in the smartphone, IoT and EV sectors. Mass production with multiple launches targeted in late 2025.

Majority of 2024 revenue from strategic acquisition of electrode coating and battery manufacturer Routejade.


routejade

ENOVIX Confidential ©2025 ENOVIX

Board of Directors



T.J. Rodgers | Chairman
Joined Board 2012

Founder & 34-year tenure as CEO of Cypress Semiconductor

CEO and Chairman of SunPower (f/k/a Complete Solaria); Board Member, Enphase Energy

Dartmouth: Physics & Chemistry
Stanford: MS EE, PhD EE



Pegah Ebrahimi
Joined Board 2021

Co-Founder and Managing Partner of FPV Ventures

Investor and Advisor to Canva, Guild, Snyk & PsiQuantum

Former COO of Cisco Collaboration at Cisco Systems Inc.; former COO of Morgan Stanley's Global Technology Banking

MIT: BS Economics & Mathematics



Greg Reichow
Joined Board 2021

General Partner of Eclipse Ventures.

VP, Production at Tesla; Sr. VP of Operations at SunPower; Fab Quality Director at Cypress Semiconductor

University of Minnesota: BS Mechanical and Industrial Engineering



Joseph Malchow
Joined Board 2023

Founding Partner, HNVR Technology Investment Management

Board Member, Enphase Energy; former Archaea Energy board member (until acquisition by BP)

Dartmouth: AB
Stanford: JD



Betsy Atkins
Joined Board 2021

CEO and Founder of Baja Corporation

Board Member, Wynn Resorts, SolarEdge and Rackspace Technology; former SL Green Realty, Schneider Electric and SunPower board member

University of Massachusetts: BA



Bernard Gutmann
Joined Board 2023

Former CFO of ON Semiconductor

37-year career at ON and predecessor companies (Motorola, SCI)

Worchester Polytechnic Institute: BS Management Engineering

5

Compensation Program is Rigorous and Emphasizes Performance

CEO Compensation is ~95% at risk; average of ~90% compensation at risk for other NEOs

Strategic alignment for long-term shareholder value

- Short-term incentives drive achievement of near-term R&D, manufacturing, operational, financial, and sales goals
- Long-term incentives drive multi-year achievement of key manufacturing, R&D and sales goals

Short-term incentives

- Short Term incentive plan payout based on achievement of over 130 quarterly and annual corporate metrics
- Paid ONLY in equity to further align executive and shareholder interests

Long-term incentives

- Weighted equally between 2024 and 2025 performance periods
- 2024 goals tied to manufacturing, R&D and revenue
- 2025 goals tied to manufacturing, R&D and revenue

Performance metrics are commercially sensitive goals, and disclosure could cause competitive harm impacting shareholder value. Performance metrics are highly challenging, as evidenced by achievement:

- STI overall achievement of 83.3% for FY24
- LTI 2024 performance period achievements:
    - 2024 LTI: 0% for FY24 tranche
    - 2023 LTI: 32.7%

ENOVIX Confidential | ©2025 ENOVIX 6

Competitive Compensation Strategy Performance-driven pay that attracts and retains top talent Strategic Context 2024 Target Compensation Structure Competing with established companies requires competitive compensation to attract talent while maintaining fiscal responsibility and ensuring long-term shareholder value <50% 50% CEO Compensation Reduced between 2023-2025 Cash Equity 57% 33% 35% Total Reduction 2025 vs 2024 2024 vs 2023 Since 2023 Reduction Reduction Peer Group Alignment Note: Dr. Talluri's 2023 equity grant included make whole buyout CEO compensation positioned near compensation for leaving previous F100 semiconductor company median of peer group position. Confidential │ ©2025 ENOVIX 7

Strategic Governance Structure Since July 2021 Supermajority voting Industry Benchmark The Board regularly reviews protects shareholder our governance practices to Majority of recently IPOed interests at recently public ensure continued alignment companies have companies with shareholder interests supermajority requirements Our Commitment Proactive governance that balances takeover risks with long-term shareholder value Confidential │ ©2025 ENOVIX 8

Enovix Sustainability Report Sustainability Highlights Ø We received multiple safety certifications across global subsidiaries Ø Began tracking both energy and water use data at each of our operational locations in Company needs to remove Fremont, India, Korea and Malaysia supermajority voting Ø Published an updated Task Force on Climate-related Financial Disclosures (TCFD) Index, an initial Global Reporting Initiatives (GRI) Index, and prepared our second annual climate disclosure project (CDP) submission Ø We updated and published to the Governance section of our website the Enovix Supplier Code of Conduct, and Conflict Minerals, Environmental Health and Safety and Human Rights policies Confidential │ ©2025 ENOVIX 9 COMPANY CONFIDENTIAL 9